Exhibit 10.10

SECOND CONSENT LETTER

AND

SECOND AMENDMENT TO AMENDED AND

RESTATED CREDIT AND SECURITY AGREEMENT

June 23, 2006

PNA Group, Inc.

    and the other Borrowers referred to below

    and Travel Holding Corporation

c/o Travel Holding Corporation

360 North Crescent Drive, South Building

Beverly Hills, California 90210

Attention: Eva M. Kalawski, Esq.

Ladies and Gentlemen:

Reference is hereby made to that certain Amended and Restated Credit and Security Agreement, dated May 9, 2006 (the “Original Credit Agreement”), among PNA Group, Inc., a Delaware corporation and successor by merger to Travel Merger Corporation (“PNA”), Smith Pipe & Steel Company, an Arizona corporation (“Smith”), Infra-Metals Co., a Georgia corporation (“Infra-Metals”), Feralloy Corporation, a Delaware corporation (“Feralloy”), Delta Steel L.P., a Texas limited partnership (“Delta Steel”), Delta GP, L.L.C., a Texas limited liability company (“Delta GP”), Delta LP, L.L.C., a Delaware limited liability company (“Delta LP”), Delnor Corporation, a Texas corporation (“Delnor”), and Travel Main Corporation, a Delaware corporation (“Travel Main”; PNA, Smith, Infra-Metals, Feralloy, Delta Steel, Delta GP, Delta LP, Delnor, and Travel Main are hereinafter referred to collectively as “Original Borrowers” and each individually as an “Original Borrower”); the various financial institutions that are signatories thereto as lenders (together with their respective successors and assigns, the “Lenders”); Bank of America, N.A., a national banking association, as collateral and administrative agent for the Lenders (together with its successors in such capacity, “Administrative Agent”); and the other Agents named therein, as modified and amended by that certain First Consent and First Amendment to Amended and Restated Credit and Security Agreement, dated as of May 31, 2006 (the “First Consent”), among the Original Borrowers, the Lenders party thereto and Administrative Agent, and as further amended and supplemented by that certain Joinder Agreement and Supplement to Amended and Restated Credit and Security Agreement, dated as of May 31, 2006 (the “Joinder Agreement”), among the Original Borrowers, Lockwood Acquisition, LLC, a Delaware limited liability company (“Lockwood Acquisition”), Clinton & Lockwood, Ltd., a Texas limited partnership (“C&L”), Metals Supply Company, Ltd., a Texas limited partnership (“Metals Supply”), and MSC Management, Inc., a Texas corporation (“MSC”; and Lockwood Acquisition, C&L, Metals Supply and MSC are hereinafter referred to as “New Borrowers” and each individually a “New Borrower”; and New Borrowers and Original Borrowers are hereinafter referred to as “Borrowers” and each individually as a “Borrower”), and Administrative Agent (such Existing Credit Agreement, as modified amended by such First Consent and as further amended and supplemented by such Joinder Agreement, the “Credit Agreement”). Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement.

Borrowers have requested that Administrative Agent and Lenders consent to, and subject to the terms and conditions contained herein, Administrative Agent and Lenders are willing to consent to, the following (collectively, the “Proposed Transactions”): (i) the replacement of the Platinum Notes (as

PNA Group, Inc. and the other Borrowers

and Travel Holding Corporation

June 23, 2006

defined in the First Consent”) with (A) that certain replacement Promissory Note dated as of May 31, 2006 in the principal amount of $31,904,856.00 from New Parent payable to the order of Platinum Equity Capital Partners, L.P., (B) that certain replacement Promissory Note dated as of May 31, 2006 in the principal amount of $8,765,070.00 from New Parent payable to the order of Platinum Equity Capital Partners-A, L.P., (C) that certain replacement Promissory Note dated as of May 31, 2006 in the principal amount of $5,960,248.00 from New Parent payable to the order of Platinum Equity Capital Partners PF, L.P., and (D) that certain replacement Promissory Note dated as of May 31, 2006 in the principal amount of $7,590,959.00 from New Parent payable to the order of Platinum Travel Principals, LLC, in the forms attached as Exhibit A to this Consent Letter (the “New Platinum Notes”), (ii) the replacement of that certain letter agreement, dated as of May 31, 2006 (the “Existing Platinum Letter Agreement”), among Platinum Equity Capital Partners, L.P., Platinum Equity Capital Partners-A, L.P., Platinum Equity Capital Partners-PF, L.P., Platinum Travel Principals, LLC, New Parent and Administrative Agent with a letter agreement substantially in the form of Exhibit B to this Consent Letter (the “New Platinum Letter Agreement”), and (iii) one or more Distributions by PNA to New Parent in the amounts of (i) the accrued and unpaid interest on the New Platinum Notes (which shall accrue from May 31, 2006) from time to time and (ii) the amount of Additional Paid in Capital (as defined in the First Consent and hereinafter referred to as the “Additional Paid Capital”) contributed to PNA in connection with the Acquisition (as defined in the First Consent and hereinafter referred to as the “Acquisition”) (to the extent such Distributions are permitted to be made pursuant to the terms of Section 2(d) of this Second Consent and Second Amendment to Amended and Restated Credit and Security Agreement (this “Consent Letter”)).

1. Consent. Subject to the satisfaction of the conditions precedent set forth below and the other terms contained herein, Administrative Agent and Lenders hereby consent to the Proposed Transactions. Administrative Agent’s and Lenders’ consent to the Proposed Transactions shall be subject to satisfaction of the following conditions precedent in form and substance satisfactory to Administrative Agent:

a. both before and after giving effect to the Proposed Transactions, no Default or Event of Default shall then exist (including, without limitation, under Section 12.1.6 of the Credit Agreement as it relates to Debt incurred pursuant to Section 10.2.3(ii) of the Credit Agreement);

b. Administrative Agent shall have received an executed copy of the New Platinum Notes and such New Platinum Notes shall include an interest rate thereon that is acceptable to Administrative Agent, shall require the payment of interest only (and not principal) until maturity, shall mature no sooner than the date ninety (90) days following the last day of the Term, shall not be secured by the Equity Interests of any Borrower or any Subsidiary of a Borrower or any assets of a Borrower or a Subsidiary of a Borrower and otherwise shall be in form and substance satisfactory to Administrative Agent;

c. Borrowers shall have agreed to the amendments to the Credit Agreement set forth in Section 2 hereof (including, without limitation, the terms on which Distributions with respect to, or on account of, interest on the New Platinum Notes and the Additional Paid in Capital may be made);

d. without limiting the generality of the foregoing items, Borrowers shall have delivered or caused to be delivered to Administrative Agent, in form and substance satisfactory to Administrative Agent, such additional information, instruments, resolutions, documents, agreements, certificates and other items as Administrative Agent may reasonably request;

PNA Group, Inc. and the other Borrowers

and Travel Holding Corporation

June 23, 2006

e. Administrative Agent, for the benefit of each Lender executing this Consent Letter, shall have received payment of a consent fee in the amount of five basis points (.0005) of the amount of Commitments of such Lender; and

f. Administrative Agent shall have received executed counterparts of this Consent Letter from Required Lenders, each Borrower and New Parent.

2. Acknowledgements, Agreements and Amendments.

a. Borrowers, Administrative Agent and Lenders hereby agree that the Debt evidenced by the New Platinum Notes, as amended or replaced from time to time, constitutes “Subordinated Debt” under the Credit Agreement.

b. Section 1.1 of the Credit Agreement is hereby modified and amended to add the following definitions of “New Platinum Notes” and “Second Consent Letter” therein in the appropriate alphabetical order:

““New Platinum Notes” as defined in the Second Consent Letter.”

““Second Consent Letter” that certain Second Consent Letter and Second Amendment to Amended and Restated Credit and Security Agreement dated as of June 23, 2006 among Borrowers, Administrative Agent and the Lenders party thereto.

c. Section 1.1 of the Credit Agreement is hereby modified and amended to delete the existing definitions of “Consolidated Fixed Charge Coverage Ratio” and “Consolidated Fixed Charges” therein and to substitute the following therefor.

““Consolidated Fixed Charge Coverage Ratio” - for any period of Borrowers and their Subsidiaries, on a Consolidated basis, the ratio of (i) Consolidated EBITDA for such period minus Unfinanced Capital Expenditures for such period minus cash income taxes paid minus Distributions (other than the return of capital contemplated by Section 2(d)(ii) of the Second Consent Letter) to (ii) (without duplication) Consolidated Fixed Charges for such period.”

““Consolidated Fixed Charges” - for any fiscal period of Borrowers and their Subsidiaries, on a Consolidated basis, the sum of Borrowers’ and their Subsidiaries’ (i) cash interest expense in respect of their Funded Debt (including, without duplication, in respect of the Seller Note and the New Platinum Notes but excluding interest on the Seller Note and the New Platinum Notes paid through a Distribution), plus (ii) scheduled payments of principal on their Funded Debt paid during such period (excluding the Revolver Loans and excluding payments on the Seller Note and the New Platinum Notes that have been paid through a Distribution) plus (iii) to the extent not covered in the foregoing clause (ii), principal payments made during such period on Subordinated Debt (excluding payments on the Seller Note and the New Platinum Notes paid through a Distribution).”

PNA Group, Inc. and the other Borrowers

and Travel Holding Corporation

June 23, 2006

d. Borrowers, Administrative Agent and Lenders hereby agree that the Credit Agreement is hereby modified and amended to the extent necessary to provide that:

(i) Borrowers may make Distributions to New Parent in an amount equal to accrued and unpaid interest on the New Platinum Notes (which shall accrue from May 31, 2006) so long as such proceeds are used to make such payments of interest and so long as no Default or Event of Default exists or would be caused thereby, and

(ii) No Distribution shall be made with respect to, or on account of, the Additional Paid in Capital except that Borrowers may make up to three (3) Distributions equal, in the aggregate, to the amount of the Additional Paid in Capital to New Parent so long as (x) each such payment is made after completion of the field audit contemplated by Section 2(d) of the First Consent, (y) such funds are used to make principal payments on the New Platinum Notes, and (z):

(A)	(1) such payment is made from the proceeds of Debt incurred under Section 10.2.3(vii) of the Credit Agreement, (2) no Default or Event of Default exists or would be caused thereby, (3) the Term Loans have been Paid in Full, (4) after giving pro forma effect to such payment and, subject to Section 2(d) of the First Consent and the terms of the Credit Agreement, the inclusion of any Accounts and Inventory of the Acquired Entities (as defined in the First Consent and hereinafter referred to as the “Acquired Entities”) in the Borrowing Base, Availability as of the date of such payment shall be at least $50,000,000 and (5) such payment occurs no later than the date sixty (60) days following the date of receipt by Borrowers of the net proceeds of the Debt incurred under Section 10.2.3(vii) of the Credit Agreement, or

(B)	(1) no Default or Event of Default exists or would be caused thereby, (2) after giving pro forma effect to such payment and, subject to Section 2(d) of the First Consent and the terms of the Credit Agreement, the inclusion of any Accounts and Inventory of the Acquired Entities in the Borrowing Base, Availability as of the date of such payment shall be at least $50,000,000, (3) the aggregate amount of all payments made under this clause (B) shall not exceed the sum of (aa) $35,000,000 less the amount of Revolver Loans made on the date of the consummation of the Acquisition to finance a portion of the purchase price of such Acquisition (which amount was $-0-) plus (bb) the amount of Availability attributable to the Accounts and Inventory of the Acquired Entities that are included in the Borrowing Base pursuant to the Credit Agreement and Section 2(d) of the First Consent, and (4) after giving pro forma effect on the first day of the calculation period described below for such payment, the Acquisition, the Debt (including the Subordinated Debt) incurred to consummate the Acquisition and the Debt (including the Subordinated Debt) incurred on the Closing Date (in each case, less any adjustments for prepayments of Debt made prior to the date of the proposed payment contemplated by this Section 2(d)(ii) of this Consent Letter, the Consolidated Fixed Charge Coverage Ratio of the Borrowers and their Subsidiaries shall not be less than 1.1 to 1.0, calculated for the twelve (12) fiscal month period ended as of the last day of the most recent fiscal month for which Borrowers’ financial statements are available to Lenders (but, in any event, not more than sixty (60) days prior to the proposed prepayment date).

PNA Group, Inc. and the other Borrowers

and Travel Holding Corporation

June 23, 2006

e. Borrower, Administrative Agent and Lenders hereby agree that all covenants and other provisions of the Credit Agreement and the other Credit Documents shall be deemed, to the extent applicable, to incorporate the consents to the Proposed Transactions contained in this Consent Letter.

3. Miscellaneous. Borrowers hereby: (i) ratify and reaffirm the Obligations, the Credit Agreement and each of the other Credit Documents and all of Borrowers’ covenants, duties, indebtedness and liabilities under the Credit Documents; (ii) acknowledge and stipulate that (a) the Credit Agreement and the other Credit Documents executed by Borrowers are legal, valid and binding obligations of Borrowers that are enforceable against Borrowers in accordance with the terms thereof and (b) all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by Borrowers); (iii) represent and warrant to Administrative Agent and Lenders, to induce Administrative Agent and Lenders to enter into this Consent Letter, that (a) no Event of Default exists on the date hereof, and (b) this Consent Letter has been duly executed and delivered by Borrowers; (iv) agree that this Consent Letter shall be governed by and construed in accordance with the internal laws of the State of Georgia; (v) agree that this Consent Letter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; and (vi) agree that, except as otherwise expressly provided in this Consent Letter, nothing herein shall be deemed to amend or modify any provision of the Credit Agreement or any of the other Credit Documents, each of which shall remain in full force and effect.

If this Consent Letter is acceptable to Borrowers, please evidence Borrowers’ agreement with the terms hereof by executing and returning a copy of this letter to Administrative Agent. By their signatures below, Borrowers agree that Administrative Agent’s and Lenders’ consent as set forth herein will not be effective until all of the conditions to such consent have been fully satisfied. This Consent Letter shall be effective only upon receipt by Administrative Agent of counterparts hereof from Borrowers, Required Lenders and New Parent.

[Signatures commence on following page]

Very truly yours,

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.

By:	/s/ Dennis S. Losin
Name:	Dennis S. Losin
Title:	Senior Vice President

LENDERS:

BANK OF AMERICA, N.A.

By:	/s/ Dennis S. Losin
Name:	Dennis S. Losin
Title:	Senior Vice President

WELLS FARGO FOOTHILL, LLC

By:	/s/ Karen Hilaire
Name:	Karen Hilaire
Title:	Assistant Vice President

THE CIT GROUP/BUSINESS CREDIT, INC.

By:	/s/ Carl Giordano
Name:	Carl Giordano
Title:	Assistant Vice President

LASALLE BANK NATIONAL ASSOCIATION

By:	/s/ Oscar D. Johnson, Jr.
Name:	Oscar D. Johnson, Jr.
Title:	Senior Vice President

Second Consent Letter

PNA Group, Inc. and the other Borrowers

and Travel Holding Corporation

June 23, 2006

WACHOVIA CAPITAL FINANCE CORPORATION (CENTRAL)

By:	/s/ Laura Wheeland
Name:	Laura Wheeland
Title:	Vice President

CITIZENS BANK OF MASSACHUSETTS

By:	/s/ Susan K. Gadrix
Name:	Susan K. Gadrix
Title:	Vice President

NATIONAL CITY BUSINESS CREDIT, INC.

By:	/s/ Jason Hanes
Name:	Jason Hanes
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Alex M. Council
Name:	Alex M. Council
Title:	Vice President

TEXTRON FINANCIAL CORPORATION

By:	/s/ Brian O’Fallon
Name:	Brian O’Fallon
Title:	Senior Account Executive

E*TRADE BANK

By:	/s/ Sam Crow
Name:	Sam Crow
Title:	Senior Manager

PNA Group, Inc. and the other Borrowers

and Travel Holding Corporation

June 23, 2006

Acknowledged and Agreed to:

BORROWERS:

SMITH PIPE & STEEL COMPANY

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

INFRA METALS CO.

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

FERALLOY CORPORATION

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

DELTA STEEL L.P.

By:	Delta GP, L.L.C., its general partner

	By:	/s/ Eva M. Kalawski
	Name:	Eva M. Kalawski
	Title:	Vice President and Secretary

By:	Delta GP, L.L.C., its limited partner

	By:	/s/ Eva M. Kalawaski
	Name:	Eva M. Kalawski
	Title:	Vice President and Secretary

DELTA GP, L.L.C.

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

PNA Group, Inc. and the other Borrowers

and Travel Holding Corporation

June 23, 2006

DELTA LP, L.L.C.

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

PNA GROUP, INC.

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

DELNOR CORPORATION

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

TRAVEL MAIN CORPORATION

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

LOCKWOOD ACQUISITION, LLC

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

CLINTON & LOCKWOOD, LTD.

By:	PNA Group, Inc., its general partner

	By:	/s/ Eva M. Kalawski
	Name:	Eva M. Kalawski
	Title:	Vice President and Secretary

PNA Group, Inc. and the other Borrowers

and Travel Holding Corporation

June 23, 2006

By:	Lockwood Acquisition, LLC, its limited partner

	By:	/s/ Eva M. Kalawski
	Name:	Eva M. Kalawski
	Title:	Vice President and Secretary

METALS SUPPLY COMPANY, LTD.

By:	MSC Management, Inc., its general partner

	By:	/s/ Eva M. Kalawski
	Name:	Eva M. Kalawski
	Title:	Vice President and Secretary

By:	PNA Group, Inc., its limited partner

	By:	/s/ Eva M. Kalawski
	Name:	Eva M. Kalawski
	Title:	Vice President and Secretary

MSC MANAGEMENT, INC.

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

NEW PARENT:

TRAVEL HOLDING CORPORATION

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary